UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 12, 2012

TRI-CONTINENTAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND	811-00266	13-5441850
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

734 Ameriprise Financial Center,

MINNEAPOLIS, MINNESOTA 55474

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE 1-800-221-2450

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 — REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing as Exhibit 99.1 the attached Press Release dated January 12, 2012 for Tri-Continental Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-CONTINENTAL CORPORATION

Date: January 12, 2012	By:	/s/ Joseph D’ Alessandro
Joseph D’ Alessandro
Assistant Secretary

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